UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 7, 2010
Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

333 Clay Street, Suite 1600
Houston, Texas	77002
(Address of principal	(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (713) 646-4100
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
     On July 7, 2010, Plains All American Pipeline, L.P. (the “Partnership”), PAA Finance Corp. (“PAA Finance,” and together with the Partnership, the “Issuers”) and certain Subsidiary Guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA Inc., Scotia Capital (USA) Inc., ING Financial Markets LLC, SG Americas Securities, LLC, U.S. Bancorp Investments, Inc., BBVA Securities Inc., BMO Capital Markets Corp., Comerica Securities, Inc., Daiwa Capital Markets America Inc., Morgan Stanley & Co. Incorporated, Natixis Bleichroeder LLC, and The Williams Capital Group, L.P. (collectively, the “Underwriters”), relating to the issuance and sale to the Underwriters of $400 million aggregate principal amount of 3.95% Senior Notes due 2015 (the “Notes”), subject to the terms and conditions therein.
     The Notes are being offered and sold under the Issuers’ shelf registration statement on Form S-3 (Registration No. 333-162475) filed with the Securities and Exchange Commission on October 14, 2009 (the “Registration Statement”), and are described in a Prospectus Supplement dated July 7, 2010 to the Prospectus dated October 14, 2009, which is included in the Registration Statement.
     The terms of the Notes are more fully described in the Eighteenth Supplemental Indenture (the “Supplemental Indenture”), to be dated July 14, 2010, by and among the Issuers, the Subsidiary Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as trustee (the “Trustee”). The Supplemental Indenture will be entered into in accordance with the provisions of the Indenture dated September 25, 2002 by and among the Issuers and the Trustee.
     The closing of the underwritten public offering of the Notes is scheduled to occur on July 14, 2010.
     The Underwriting Agreement, the form of Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated July 7, 2010, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA Inc., Scotia Capital (USA) Inc., ING Financial Markets LLC, SG Americas Securities, LLC, U.S. Bancorp Investments, Inc., BBVA Securities Inc., BMO Capital Markets Corp., Comerica Securities, Inc., Daiwa Capital Markets America Inc., Morgan Stanley & Co. Incorporated, Natixis Bleichroeder LLC, and The Williams Capital Group, L.P., as Underwriters.

4.1	Form of Eighteenth Supplemental Indenture, to be dated July 14, 2010, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 3.95% Senior Notes due 2015 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Tim Moore
	Name:	Tim Moore
	Title:	Vice President

Date: July 13, 2010

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated July 7, 2010, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein, and J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Mizuho Securities USA Inc., Scotia Capital (USA) Inc., ING Financial Markets LLC, SG Americas Securities, LLC, U.S. Bancorp Investments, Inc., BBVA Securities Inc., BMO Capital Markets Corp., Comerica Securities, Inc., Daiwa Capital Markets America Inc., Morgan Stanley & Co. Incorporated, Natixis Bleichroeder LLC, and The Williams Capital Group, L.P., as Underwriters.

4.1	Form of Eighteenth Supplemental Indenture, to be dated July 14, 2010, by and among Plains All American Pipeline, L.P., PAA Finance Corp., the Subsidiary Guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 3.95% Senior Notes due 2015 (included in Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).